Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2013

March 31, 2013

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$17.01
52-Week Range:	$10.28 - $19.69
Shares Outstanding:	10,450,471 shares
Market Capitalization:	$177.8 million
P/E (ttm):	7.46x
EPS (ttm):	$2.28
Annual Dividend & Yield:	$0.28 (1.65%)
As of March 31, 2013	

Franchise Overview

Northern California:

Pleasanton

Fairfield, Pleasanton, Roseville, San Rafael and Stockton.



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations, 2 wholesale and 17 retail mortgage offices
- Largest independent community bank headquartered in Riverside County, California (15 full-service offices)
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- San Diego
- San Rafael
- Stockton

Financial Performance

Highlights

- Net Income increases by 109%
- Non-Interest Income increases by 36%
- Pre-Provision, Pre-Tax Earnings increase by 36%
- Efficiency Ratio improves to 67%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$9.5
$9.0
$9.5
$8.9
$8.8
$8.1
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Non-Interest Income



(In Millions)
25
20
15
10
5
0
$1.4
$5.9
$1.2
$10.1
$1.3
$14.7
$1.6
$20.6
$2.1
$17.9
$1.6
$13.8
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$12.5
$14.6
$16.0
$17.3
$16.8
$15.7
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$4.3
$5.7
$9.4
$13.8
$12.0
$7.7
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Pre-Tax Income – Operating Segments


(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.2
$2.0
$3.8
$6.6
$0.8
$11.9
$1.3
$8.8
$3.2
$5.6
$2.6
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.9
$2.3
$4.3
$8.7
$6.9
$4.9
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Diluted Earnings Per Share


$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.16
$0.21
$0.39
$0.80
$0.64
$0.45
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


3.02%
2.91%
3.11%
2.96%
2.90%
2.76%
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Efficiency Ratio


74.17%
71.96%
62.88%
55.72%
58.21%
67.06%
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Return on Average Assets


0.57%
0.73%
1.37%
2.78%
2.21%
1.59%
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Return on Average Equity


5.19%
6.54%
12.03%
23.76%
18.14%
12.48%
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Community Banking

Highlights

- Average Deposit Costs decrease by 16 basis points
- Core Deposits rise as a percentage of total deposits
- Borrowings decrease by 27% due to maturities
- Average Borrowing Costs decrease by 15 basis points

Loan to Investment Mix



(In Millions)
$900
$800
$700
$600
$500
$24
$24
$23
$22
$21
$21
$845
$825
$797
$777
$772
$754
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Provident Bank Loan Originations and Purchases



(In Millions)
$25
$20
$15
$10
$5
$0
$19
$11
$9
$16
$24
$16
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/13	Interest Rate	Balance as of 03/31/12	Interest Rate
Single-family	$ 415,616	3.54%	$ 452,936	3.90%
Multi-family	256,640	5.43%	291,205	5.77%
Commercial real estate	94,779	6.43%	98,642	6.78%
Other	-	-	756	5.38%
Commercial business	1,859	6.82%	3,284	7.03%
Consumer	448	8.42%	590	7.90%
Total loans held for investment	$ 769,342	4.53%	$ 847,413	4.89%
Deferred loan costs	1,925		2,172	
Allowance for loan losses	(16,826)		(24,260)	
Total loans held for investment,	$ 754,441		$ 825,325	

Loan Composition as of 03/31/13



Commercial business 0%
Other 0%
Consumer 0%
Commercial real estate 12%
Multi-family 33%
Single-family 55%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$177
$147
$127
$127
$127
$107
$458
$461
$446
$441
$426
$413
$496
$514
$515
$516
$509
$522
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 03/31/2013	Rate		At 03/31/2012	Rate
Checking accounts - non interest-bearing	$	55,927	- %	$	56,121	- %
Checking accounts - interest-bearing		210,807	0.14%		206,965	0.17%
Savings accounts		227,793	0.26%		221,304	0.30%
Money market accounts		27,381	0.30%		29,140	0.39%
Time deposits		413,192	1.30%		461,273	1.46%
Total deposits	$	935,100	0.68%	$	974,803	0.80%
Brokered deposits included above	$	7,058	3.41%	$	12,151	3.11%

Deposit Composition at 03/31/2013



6%
23%
24%
3%
44%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category		At 03/31/2013	Rate		At 03/31/2012	Rate
Overnight	$	-	-	$	-	-
Three months or less		-	-		30,000	3.70%
Over three to six months		50,000	4.09%		-	-
Over six to twelve months		5,000	2.51%		20,000	3.39%
Over one to two years		10,000	2.93%		55,000	3.95%
Over two to three years		-	-		10,000	2.93%
Over three to four years		-	-		-	-
Over four to five years		10,106	3.04%		-	-
Over five years		31,399	3.23%		31,560	3.71%
Total borrowings	$	106,505	3.55%	$	146,560	3.70%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Highlights

- Net Charge-Offs decline by 72%
- Non-Performing Assets decline by 41%
- New REOs decline by 68%, to 6 properties for the quarter

NPA, NPA to Total Assets and ALLL to LHI Ratios



$50,000
$40,000
$30,000
$20,000
$10,000
$0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	12/11	03/12	06/12	09/12	12/12	03/13
Non-Performing Assets	$39,314	$38,226	$39,977	$34,083	$26,800	$22,422
NPA to Total Assets	3.03%	2.97%	3.17%	2.68%	2.16%	1.84%
ALLL to LHI	3.03%	2.86%	2.63%	2.52%	2.34%	2.16%

Provision (Recovery) for Loan Losses



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$1,132
$1,622
$2,051
$533
$23
$(517)
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Non-Performing Asset Composition 03/31/13



10%
1%
0%
14%
7%
68%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
12/11
03/12
06/12
09/12
12/12
03/13
ALLL
$26,901
$24,260
$21,483
$20,118
$18,530
$16,826

ALLL Allocation as of 03/31/13


1%
0%
0%
8%
23%
68%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2013				At March 31, 2012			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	8	$ 2,519	54	$ 17,198	5	$ 1,273	88	$ 35,801
Multi-family	-	-	5	2,211	-	-	4	1,538
Commercial real estate	-	-	7	3,399	-	-	5	3,506
Other	-	-	-	-	-	-	1	522
Commercial business loans	-	-	5	237	-	-	7	327
Consumer Loans	-	-	-	-	3	1	-	-
Total	8	$ 2,519	71	$ 23,045	8	$ 1,274	105	$ 41,694

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$123,833	30%	$226,958	54%	$61,252	15%	$3,573	1%	$415,616	100%
Multi-Family	42,500	17%	157,119	61%	53,555	21%	3,466	1%	256,640	100%
Commercial Real Estate	52,037	55%	40,008	42%	2,734	3%	-	0%	94,779	100%
Total	$218,370	28%	$424,085	56%	$117,541	15%	$7,039	1%	$767,035	100%

(1) Other than Inland Empire.

Geographic Location 03/31/13


1%
15%
28%
56%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL
Loan Balance (in Thousands)	$82,082	$124,357	$105,647	$60,688	$27,571	$1,388	$451	$8,949	$2,224	$413,334
Weighted Avg. LTV (1)	65%	69%	70%	72%	76%	63%	67%	59%	57%	69%
Weighted Avg. Age (in Years)	9.70	7.67	6.73	5.75	5.00	3.67	2.64	0.91	0.12	7.17
Weighted Avg. FICO (2)	721	730	742	732	743	732	744	749	749	733
Number of Loans	370	339	245	123	61	5	3	35	12	1,183
Geographic Breakdown (%)										
Inland Empire	32%	29%	30%	29%	27%	77%	51%	24%	24%	29%
Southern California (Other than Inland Empire)	63%	66%	51%	39%	39%	23%	49%	36%	49%	55%
Other California	5%	5%	17%	31%	34%	0%	0%	40%	27%	15%
Other States	0%	0%	2%	1%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL
Loan Balance (in Thousands)	$42,490	$35,856	$46,688	$44,456	$8,369	-	$947	$96,206	$9,596	$296,640
Weighted Avg. LTV (1)	45%	51%	52%	55%	47%	-	67%	58%	56%	53%
Weighted Avg. Debt Coverage Ratio (2)	1.54x	1.24x	1.29x	1.27x	1.39x	-	1.33x	1.61x	2.04x	1.44x
Weighted Avg. Age (in Years)	9.29	7.76	6.77	5.68	4.93	-	2.92	1.04	0.13	5.29
Weighted Avg. FICO (2)	715	711	681	697	756	-	715	737	764	726
Number of Loans	71	58	57	65	11	-	4	73	15	354
Geographic Breakdown (%)										
Inland Empire	21%	7%	13%	6%	17%	-	0%	25%	36%	17%
Southern California (Other than Inland Empire)	74%	62%	40%	87%	83%	-	33%	54%	21%	61%
Other California	4%	30%	41%	7%	0%	-	67%	21%	43%	21%
Other States	1%	1%	6%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL (3)(4)
Loan Balance (in Thousands)	$12,906	$12,548	$13,346	$14,401	$3,925	$8,845	$301	$21,092	$6,535	$94,779
Weighted Avg. LTV (1)	44%	45%	57%	54%	38%	59%	59%	54%	50%	51%
Weighted Avg. Debt Coverage Ratio (2)	2.03x	2.14x	2.42x	2.53x	1.83x	1.23x	1.26x	1.84x	2.38x	2.07x
Weighted Avg. Age (in Years)	10.38	7.66	6.62	5.80	4.96	3.70	2.88	0.87	0.13	4.94
Weighted Avg. FICO (2)	722	699	720	719	758	722	708	751	752	728
Number of Loans	30	17	13	15	8	3	2	23	4	115
Geographic Breakdown (%)										
Inland Empire	41%	72%	23%	46%	10%	100%	52%	67%	60%	55%
Southern California (Other than Inland Empire)	59%	28%	77%	42%	90%	0%	48%	33%	26%	42%
Other California	0%	0%	0%	12%	0%	0%	0%	0%	14%	3%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $22.0 million in Office; $21.8 million in Retail; $13.2 million in Mixed Use; $7.9 million in Medical/Dental Office; $6.3 million in Light Industrial/Manufacturing; $5.3 million in Mobile Home Park; $4.2 million in Warehouse; $3.9 million in Mini-Storage; $2.8 million in Research and Development; $1.8 million in Automotive – Non Gasoline; $1.8 million in Hotel and Motel; $1.8 million in Restaurant/Fast Food; $1.5 million in Schools; and $478 in Other.

(4) Consisting of $63.7 million or 69.3% in investment properties and $29.1 million or 30.7% in owner occupied properties.

PROVIDENT

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 35%
- Gain on Sale of Loans increases by 36%
- Loan Sale Margin increases by 13 basis points
- Locked Pipeline fueled by historically low mortgage rates

PBM Loan Originations



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$1
$629
$1
$583
$1
$736
$3
$860
$2
$1,009
$3
$790
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



12/11
03/12
06/12
09/12
12/12
03/13
Gross Locked Pipeline
Net Locked Pipeline (1)

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)
12/11
03/12
06/12
09/12
12/12
03/13
Refinance 57% 56% 50% 62% 68% 68%
Purchase 43% 44% 50% 38% 32% 32%
(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,897
$10,138
$14,706
$20,595
$17,878
$13,835
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Loan Sale Margin


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.14%
1.15%
1.65%
1.72%
1.90%
1.93%
2.19%
2.26%
1.92%
2.06%
1.78%
1.78%
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision


(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$672
$811
$241
$618
$1,285
$26
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Recourse Reserve


(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,301
$5,911
$6,183
$6,474
$7,776
$2,302
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Capital Management

Highlights

- Strong Capital Ratios
- Increased Cash Dividend by 40%
- Repurchased 160,534 shares of common stock
- Completed the April 2012 stock Repurchase Plan
- Announced the new March 2013 Stock Repurchase Plan

Stockholders' Equity



(In Millions)
$160
$150
$140
$130
$120
$110
$100
$142
$142
$145
$151
$156
$157
12/11
03/12
06/12
09/12
12/12
03/13
(Quarter Ended)

Bank Capital Ratios



25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	12/11	03/12	06/12	09/12	12/12	03/13
Tier 1 Leverage Ratio	10.62%	10.68%	11.26%	11.47%	12.26%	12.55%
Tier 1 Risk-Based Capital Ratio	16.87%	17.04%	17.53%	17.46%	18.79%	20.76%
Total Risk-Based Capital Ratio	18.13%	18.31%	18.79%	18.72%	20.05%	22.02%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Mar 2013
Price/TBV	0.65x	0.70x	0.73x	0.84x	0.86x	1.01x	1.19x	1.13x